JACOB L. HAFTER, ESQ.

Nevada State Bar No. 9303

MICHAEL K. NAETHE, ESQ.

Nevada State Bar No. 11222

LAW OFFICE OF JACOB L. HAFTER & ASSOCIATES

7201 W. Lake Mead Boulevard, Suite 210

Las Vegas, Nevada 89128

Tel: (702) 405-6700

Fax: (702) 685-4184

Attorneys for Cannabis Science, Inc.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

CANNABIS SCIENCE, INC, a Nevada corporation,

                         Plaintiff,

            vs.

GOLDSMITH HEALTH CARE, LTD., a Nevada professional corporation; IVAN GOLDSMITH, M.D., individual; MONA DEVER-GOLDSMITH, an individual; DOE Defendants I through X, inclusive; and ROE CORPORATIONS A through Z, inclusive.

                         Defendants.

Case No.: _____________________ Dept. No.: ________________ COMPLAINT Business Court Requested: Claims Arising from the Purchase or Sale of the Stock of a Business

            COMES NOW, CANNABIS SCIENCE, INC. (“Cannabis Science”), by and through their attorneys of record the Law Offices of Jacob Hafter & Associates, P.C., and for cause of action against Defendants GOLDSMITH HEALTH CARE, LTD (“Goldsmith Healthcare”) and IVAN GOLDSMITH, M.D. (“Goldsmith”), and MONA DEVER-GOLDSMITH (“Mona”) hereby complains and alleges as follows:

PARTIES

1.      At all relevant times hereto, Plaintiff Cannabis Science is a Nevada Corporation.

2.      Defendant Goldsmith Health Care was and is doing business in Nevada as a professional corporation domiciled in Nevada.

3.      Defendant Ivan Goldsmith, M.D. was and is a United States citizen who was domiciled in the State of Nevada.

4.      Defendant Mona Dever-Goldsmith was and is a United States citizen who was domiciled in the State of Nevada.

5.      The true names and capacities, whether individual, corporate, associate, or otherwise, of DOE Defendants I through X and ROE CORPORATIONS A through Z are unknown to Plaintiff, who therefore sues said Defendants by such fictitious names.  Plaintiff is informed and believes, and on that basis alleges, that each of the Defendants designated as DOE Defendants and ROE CORPORATIONS are responsible in some manner for the events and occurrences referenced in this Complaint, and/or owes money to Plaintiff and/or may be affiliated with one of the other Defendants or may claim some interest in the subject matter of this Complaint.  Plaintiff will ask leave of the Court to amend this Complaint and insert the true names and capacities of DOE Defendants I through X and ROE CORPORATIONS A through Z when the identities of the same have been ascertained, and to join said Defendants in this action.

JURISDICTION AND VENUE

6.      All of the acts complained of herein occurred in Clark County, Nevada.

7.      This Court has subject matter jurisdiction pursuant to N.R.S. § 3.220 and Nevada Constitution, Art. IV, § 6.

8.      Venue is proper before this Court pursuant to N.R.S. § 13.040.

9.      Where applicable, all matters set forth herein are incorporated by reference in the various causes of action which follow.

GENERAL ALLEGATIONS

10.  In or before April 2012, Plaintiff Cannabis Science, Goldsmith Health Care and Goldsmith entered negotiations concerning the purchase of Goldsmith Health Care and a related management agreement with Goldsmith.

11.  On or about April 24, 2012, the Defendants issued a press release announcing its association with Cannabis Science.

12.  On or about June 1, 2012, the parties entered into a share purchase agreement (“SPA”) and management agreement (“MA”).

13.  The SPA made representations concerning the ownership of intellectual property that would be included in the sale.

14.  The SPA called for Cannabis Science to purchase 2,500 shares of Goldsmith Health Care.

15.  The SPA required Cannabis Science to pay $150,000 cash.

16.  The SPA required Cannabis Science to issue five million (5,000,000) class A shares to the Defendants.

17.  On or about June 12, 2012, counsel for Defendants inquired as to the status of the wire transfer.

18.  On or about June 12, 2012, Cannabis Science wired over $150,000 to Defendants’ counsel.

19.  On or about June 12, 2012, Cannabis Science transferred five million (5,000,000) class A shares to the Defendants.

20.  After signing the agreements, Defendants included the Plaintiff in lease discussions that were continued after the asset purchase.

21.  Defendants engaged in networking and business development on behalf of the Plaintiff.

22.  On or about June 13, 2012, Defendants stated that “Trimcare has been sold in a recent transaction….

23.  On or about June 20, 2012, Defendants notified the Plaintiff that the contract would not be honored.

24.  Plaintiff requested a return of the money or shares.

25.  To date, no funds or shares have been returned to the Plaintiff.

26.  To date, no shares of Goldsmith Health Care have transferred to the Plaintiff.

FIRST CAUSE OF ACTION

BREACH OF CONTRACT –

Against Defendants Goldsmith and Goldsmith Healthcare

27.  Plaintiff repeats and realleges the allegations contained above as if fully set forth herein.

28.  Cannabis Science entered into contracts with Goldsmith Health Care and Goldsmith.

29.  Cannabis Science performed under the contract by wiring funds to Defendants’ representative.

30.  Defendants refused to honor their obligations under the contracts.

31.  As such, Defendants breached contracts with Cannabis Science.

32.  As a direct result of Defendants’ breach, Plaintiff has suffered damages, including the following:

a.       Loss of consideration given by Cannabis Science;

b.      Lost business opportunities; and

c.       Fees and costs of collection of monies paid.

33.  Plaintiff requests judgment against the Defendants for the following relief:

a.       Compensatory damages;

b.      Consequential damages;

c.       Declaratory relief;

d.      Preliminary injunctive relief; and

e.       Attorneys’ fees and costs incurred pursuant to the SPA and N.R.S. § 18.010.

SECOND CAUSE OF ACTION

BREACH OF THE IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING –

Against Defendants Goldsmith and Goldsmith Healthcare

34.  Plaintiff repeats and realleges the allegations contained above as if fully set forth herein.

35.  Contracts existed between the Plaintiff and Defendants.

36.  There is an implied covenant of good faith and fair dealing in every contract in Nevada.

37.  Defendants breached the spirit of the contract when they refused to perform under the terms of the SPA and MA.

38.  Defendants breached the spirit of the contract with they refused to return the funds forwarded by the Plaintiff.

39.  As a direct result of Defendants’ breach, Plaintiff has suffered damages, including the following:

a.       Loss of consideration given by Cannabis Science;

b.      Lost business opportunities; and

c.       Fees and costs of collection of monies paid.

40.  Plaintiff requests judgment against the Defendants for the following relief:

a.       Compensatory damages;

b.      Consequential damages;

c.       Declaratory relief;

d.      Preliminary injunctive relief; and

e.       Attorneys’ fees and costs incurred pursuant to the SPA and N.R.S. § 18.010.

THIRD CAUSE OF ACTION

UNJUST ENRICHMENT -

Against Defendants Goldsmith and Goldsmith Healthcare

41.  Plaintiff repeats and realleges the allegations contained above as if fully set forth herein.

42.  Plaintiff paid the Defendants over $150,000 in cash.

43.  Defendants have refused to honor the SPA and MA.

44.  Defendants have refused to return the $150,000.

45.  Plaintiff had a reasonable expectation of receiving consideration under the SPA and MA and Defendants would be unjustly enriched should they be permitted to retain the benefits of said agreements without honoring their obligations contract.

46.  As a direct result of Defendants’ breach, Plaintiff has suffered damages, including the following:

a.       Loss of consideration given by the Plaintiff;

b.      Lost business opportunities; and

c.       Fees and costs of collection of monies paid.

47.  Plaintiff requests judgment against Defendants for the following relief:

d.      Compensatory damages;

e.       Consequential damages;

f.       Declaratory relief;

g.      Preliminary injunctive relief; and

h.      Attorneys’ fees and costs incurred pursuant to N.R.S. § 18.010.

FOURTH CAUSE OF ACTION

FRAUD –

Against Defendants Goldsmith and Goldsmith Healthcare

48.  Plaintiff repeats and realleges the allegations contained above as if fully set forth herein.

49.  In the SPA, Defendants made representations concerning the ownership of certain intellectual property.

50.  Defendants did not own the intellectual property as represented in the SPA.

51.  Upon information and belief, the Defendants had knowledge or a belief that the representation was false.

52.  Ownership of intellectual property was a material term of the agreement.

53.  As such, there was intent to induce consent to the contract’s formation.

54.  Plaintiff justifiably relied upon the misrepresentation.

55.   As a direct result of Defendants’ misrepresentation, Plaintiff has suffered damages, including the following:

a.       Loss of money given by the Plaintiff;

b.      Lost business opportunities; and

c.       Fees and costs of collection of monies paid.

56.  Plaintiff requests judgment against Defendants for the following relief:

a.       Compensatory damages;

b.      As the Defendants are guilty of oppression, fraud or malice, punitive damages;

c.       Declaratory relief;

d.      Preliminary injunctive relief; and

e.       Attorneys’ fees and costs incurred pursuant to N.R.S. § 18.010.

FIFTH CAUSE OF ACTION

REPLEVIN –

Against Defendants Goldsmith and Goldsmith Healthcare

57.  Plaintiff repeats and realleges the allegations contained above as if fully set forth herein.

58.  In the SPA, Plaintiff was required to pay over $150,000 to Defendants Goldsmith and Goldsmith Healthcare.

59.  In the SPA, Plaintiff was required to issue five million (5,000,000) Class A shares to Defendant Goldsmith.

60.  On or about June 12, 2012, Plaintiffs wired more than $150,000 to the Defendants, care of their attorney Spencer Judd, Esq.

61.  Plaintiff delivered the Class A shares to Defendant Goldsmith care of their attorney Spencer Judd, Esq.

62.  Defendants have refused to honor the SPA and MA.

63.  Defendants have refused to return the money or shares.

64.  As a direct result of Defendants’ actions, Plaintiff has suffered damages, including the following:

a.       Loss of money given by the Plaintiff;

b.      Loss of shares in the Plaintiff;

c.       Loss of the value of the shares;

d.      Fees and costs of collection of monies paid.

65.  Plaintiff requests judgment against Defendants for the following relief:

a.       Return of the money and shares;

b.      Compensatory damages for the detention of the money and shares or the value of the use thereof;

SIXTH CAUSE OF ACTION

TORTIOUS INTERFERENCE WITH A THIRD PARTY CONTRACT –

Against Defendant Mona Dever-Goldsmith

66.  Plaintiff repeats and realleges the allegations contained above as if fully set forth herein.

67.  In Nevada, The elements of a claim for intentional interference with contractual relations are “(1) a valid and existing contract; (2) the defendant's knowledge of the contract; (3) intentional acts intended or designed to disrupt the contractual relationship; (4) actual disruption of the contract; and (5) resulting damage.” Sutherland v. Gross, 105 Nev. 192, 196, 772 P.2d 1287, 1290 (1989).

68.  In this case, as alleged above, there was a valid contract between Plaintiff and Defendants Goldsmith Healthcare and Goldsmith.

69.  Defendant Mona was not a party to the contract.

70.  Defendant Mona, however, as Defendant Goldsmith’s wife (albeit separated at the time), and practice manager, knew about the contract.

71.  Defendant Mona engaged in various acts with the other Defendants to cause the other Defendants to breach the contract.

72.  Evidence of Defendant Mona’s actions will be more fully discovered through Discovery, but include meeting with Defendant Goldsmith and his counsel during which time discussions as to the adherence with the contract was discussed.

73.  The separation and pending divorce between Defendant Mona and Goldsmith created the motive and opportunity for Defendant Mona to interfere with the completion of the transaction contemplated by the contract in question, as such jeopardized her livelihood.

74.  Defendants’ attorney, Mr. Judd, sent Plaintiff’s counsel email correspondence wherein it clearly stated that Defendant Mona had not consented to the completion of the transaction contemplated by the contract in question, and therefore the other Defendants would not be performing under the agreement.

75.  As a direct result of Defendants’ actions, Plaintiff has suffered damages, including the following:

a.       Loss of money given by the Plaintiff;

b.      Loss of shares in the Plaintiff;

c.       Loss of the value of the shares;

d.      Fees and costs of collection of monies paid.

76.  Plaintiff requests judgment against Defendant Mona for the following relief:

f.       Compensatory damages;

g.      As the Defendants are guilty of oppression, fraud or malice, punitive damages;

h.      Declaratory relief;

i.        Preliminary injunctive relief; and

j.        Attorneys’ fees and costs incurred pursuant to N.R.S. § 18.010.

ATTORNEY FEES

As a result of the Defendant’s actions as set forth above, Plaintiff has been required to prosecute this action and has incurred and will continue to incur costs and attorney fees for which the Plaintiff is entitled to a separate award pursuant to N.R.S § 18.010, as well as any other applicable statute or rule, in an amount to be determined by the Court.

PRAYER FOR RELIEF

WHEREFORE, the Plaintiff prays for judgment against the Defendant as follows:

1.      For a declaration of rights, responsibilities, and obligations of Plaintiff and Defendants, including a declaration that the Defendant are obligated to satisfy their obligations to the Plaintiff or return the monies retained;

2.      For a judgment for the Plaintiff for all money damages available in a sum to be determined;

3.      For an award of attorney fees to the Plaintiff for his reasonable attorney’s fees, court costs and necessary disbursements incurred in connection with this lawsuit; and

4.      For such other and further relief as the Court deems just and equitable.

Dated this 31st day of July, 2012.

                                                            Law Office of Jacob Hafter & Associates

                                                            By:         /s/ Jacob L. Hafter

                                                                        JACOB L. HAFTER, ESQ.